                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of report (Date of earliest event reported)    December 9, 1998



                                CASE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)




                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



               1-13098                            76-0433811
       (Commission File Number)      (I.R.S. Employer Identification No.)




  700 State Street, Racine, Wisconsin                 53404
(Address of Principal Executive Offices)            (Zip Code)




                                 (414) 636-6011
              (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, If Changed Since Last Report)


                               Page 1 of 22 Pages

                           (Exhibit Index at Page 5)
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Item 5. Other Events

     The By-Laws of registrant, filed as Exhibit 99 hereto, were amended and restated as of December 9, 1998.

                                       2
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Item 7. Financial Statements and Exhibits

     (c) Exhibits

           Exhibit No.                         Exhibit
           -----------                         -------
               99 By-Laws of the Company, as amended and restated as of December 9, 1998.

                                       3
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         CASE CORPORATION



                         By:  /s/  Kevin J. Hallagan
                              ------------------------------
                                    Kevin J. Hallagan
                              Associate General Counsel and
                                   Assistant Secretary



December 16, 1998

                                       4
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                                 EXHIBIT INDEX

Exhibit No.                     Description                                 Page
-----------                     -----------                                 ----
    99          By-Laws of the Company, as amended and restated as of
                  December 9, 1998.                                           6

                                       5